Exhibit 10.35
Dated 1 April 2019

US$44,430,000
US$34,084,229 outstanding

SECOND AMENDMENT TO TERM LOAN FACILITY

SEA GLORIUS SHIPPING CO. and
SEA GENIUS SHIPPING CO.
as joint and several Borrowers
and
SEANERGY MARITIME HOLDINGS CORP.
as Corporate Guarantor
and
HAMBURG COMMERCIAL BANK AG
(formerly known as HSH NORDBANK AG)
as Agent, Mandated Lead Arranger, Swap Bank
and Security Trustee

SECOND SUPPLEMENTAL AGREEMENT
relating to
a senior secured loan facility of (originally) up to US$44,430,000 to finance the acquisition cost of
m.vs. "GLORIUSHIP" and "GENIUSHIP"

Index

Clause		Page

1	Definitions and Interpretation	2
2	Agreement of the Creditor Parties	3
3	Conditions Precedent	3
4	Representations	4
5	Amendments to Loan Agreement, Corporate Guarantee and other Finance Documents	4
6	Further Assurance	5
7	Fees	7
8	Expenses	7
9	Notices	7
10	Counterparts	7
11	Governing Law	7
12	Enforcement	7

Schedules

Schedule 1 The Lenders		9
Schedule 2 Conditions Precedent		10

Execution

Execution Pages		11

THIS AGREEMENT is made on 1 April 2019
PARTIES
(1)
SEA GLORIUS SHIPPING CO. ("Sea Glorius") and SEA GENIUS SHIPPING CO. ("Sea Genius"), each a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands, as joint and several Borrowers;

(2)
SEANERGY MARITIME HOLDINGS CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands, as Corporate Guarantor;

(3)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1, as Lenders;
(4)	HAMBURG COMMERCIAL BANK AG (formerly known as HSH NORDBANK AG), acting through its office at Gerhart-Hauptmann-Platz 50, D-20095 Hamburg, Germany, as Agent;
(5)	HAMBURG COMMERCIAL BANK AG (formerly known as HSH NORDBANK AG), acting through its office is at Gerhart-Hauptmann-Platz 50, D-20095 Hamburg, Germany, as Mandated Lead Arranger;
(6)	HAMBURG COMMERCIAL BANK AG (formerly known as HSH NORDBANK AG), acting through its office at Gerhart-Hauptmann-Platz 50, D-20095 Hamburg, Germany, as Security Trustee; and
(7)	HAMBURG COMMERCIAL BANK AG (formerly known as HSH NORDBANK AG), acting through its office at Martensdamm 6, D-24103 Kiel, Germany, as Swap Bank.
BACKGROUND
(A)	By the Loan Agreement, the Lenders agreed to make available to the Borrowers a facility of (originally) up to $44,430,400, of which $34,084,229 is outstanding at the date of this Agreement.
(B)
By a guarantee dated 1 September 2015 (as amended and/or supplemented by a supplemental letter dated 23 February 2017 and as further amended and/or supplemented by a supplemental agreement dated 28 March 2018) and made by the Corporate Guarantor in favour of the Security Trustee, the Corporate Guarantor guaranteed the obligations of the Borrowers under the Loan Agreement.

(C)
The Obligors have requested that the Lenders and the other Creditor Parties give their consent to amend the financial covenants of the Corporate Guarantor under paragraphs (a) and (b) of clause 11.15 (Financial Covenants) of the Corporate Guarantee to be read and construed as follows:

(i)	the Leverage Ratio shall not exceed:
(A)	at any time during the period commencing on 1 January 2019 and ending on 31 March 2020 (inclusive), 85 per cent.; and
(B)	from 1 April 2020 and at all times thereafter during the Security Period, 75 per cent.; and

(ii)
the ratio of EBITDA to interest payments (less any earned interest) (in respect of the immediately prior twelve-month period ending on the last day of the relevant Accounting Period ) shall not be less than:

(A)	at any time during the period commencing on 31 December 2018 and ending on 31 March 2020 (inclusive), 1:1; and
(B)	from 1 April 2020 and at all times thereafter during the Security Period, 2:1, the "Request".
(D)	The Lenders and the other Creditor Parties consent to the Request subject to, inter alia, the following conditions:
(i)	execution of this Agreement by the Obligors and the Fee Letter by the Borrowers; and
(ii)	payment of a non-refundable relaxation fee in the amounts and at the times agreed in the Fee Letter.
(E)
This Agreement sets out the terms and conditions on which the Lenders and the other Creditor Parties agree, with effect on and from the Effective Date, at the request of the Obligors, to the Request and to the consequential amendments of the Loan Agreement and the other Finance Documents in connection with those matters.

OPERATIVE PROVISIONS
1	DEFINITIONS AND INTERPRETATION
1.1	Definitions
In this Agreement:
"Corporate Guarantee" means the guarantee dated 1 September 2015 (as amended and/or supplemented by a supplemental letter dated 23 February 2017 and as further amended and/or supplemented by a supplemental agreement dated 28 March 2018) and made between (i) the Corporate Guarantor and (ii) the Security Trustee.
"Effective Date" means the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied but, in any case, not later than 5 April 2019.
"Fee Letter" means the letter dated on or about the date of this Agreement between the Agent and the Borrowers setting out the non-refundable relaxation fee referred to in Clause 7 (Fees).
"Loan Agreement" means the loan agreement dated 1 September 2015 (as amended and/or supplemented by a supplemental letter dated 16 May 2016, by a supplemental letter dated 23 February 2017 and as further amended and/or supplemented by a supplemental agreement dated 28 March 2018) and made between, amongst others, (i) the Borrowers, (ii) the Lenders, (iii) the Agent and (iv) the Security Trustee.
"Obligor" means each of the Borrowers and the Corporate Guarantor and, in the plural, means all of them.
"Party" means a party to this Agreement.

1.2	Defined expressions
Defined expressions in the Loan Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.
1.3	Application of construction and interpretation provisions of Loan Agreement
Clause 1.2 (construction) of the Loan Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
1.4	Agreed forms of new, and supplements to, Finance Documents
References in Clause 1.1 (Definitions) to any new or supplement to a Finance Document being in "agreed form" are to that Finance Document:
(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrowers and the Agent); or
(b)
in any other form agreed in writing between the Borrowers and the Agent acting with the authorisation of the Majority Lenders or, where clause 27.2 (exceptions) of the Loan Agreement applies, all the Lenders.

1.5	Designation as a Finance Document
The Borrowers and the Agent designate this Agreement as a Finance Document.
1.6	Third party rights
Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.
2	AGREEMENT OF THE CREDITOR PARTIES
2.1	Agreement of the Creditor Parties
The Creditor Parties agree, subject to and upon the terms and conditions of this Agreement, to:
(a)	the Request; and
(b)	the consequential amendments to the Loan Agreement, the Corporate Guarantee and the other Finance Documents.
2.2	Effective Date
The agreement of the Creditor Parties contained in Clause 2.1 (Agreement of the Creditor Parties) shall have effect on and from the Effective Date.
3	CONDITIONS PRECEDENT
The agreement of the Creditor Parties contained in Clause 2.1 (Agreement of the Creditor Parties) is subject to:

(a)	no Event of Default continuing on the date of this Agreement and the Effective Date or resulting from the occurrence of the Effective Date;
(b)
any repeating representation under clause 10 (Representations and Warranties) of the Loan Agreement and under clause 10 (Representations and Warranties) of the Corporate Guarantee to be made by each Obligor being true on the date of this Agreement and the Effective Date; and

(c)	the Agent having received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent on or before the Effective Date.
4	REPRESENTATIONS
4.1	Loan Agreement representations
Each Borrower makes the representations and warranties set out in clause 10 (Representations and Warranties) of the Loan Agreement, as amended and/or supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.
4.2	Finance Document representations
Each Obligor makes the representations and warranties set out in the Finance Documents (other than the Loan Agreement) to which it is a party, as amended and/or supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.
5	AMENDMENTS TO LOAN AGREEMENT, CORPORATE GUARANTEE AND OTHER FINANCE DOCUMENTS
5.1	Amendments to the Loan Agreement
With effect on and from the Effective Date, the Loan Agreement shall be, and shall be deemed by this Agreement to have been, amended as follows:
(a)	the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and/or supplemented by this Agreement; and
(b)	by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Loan Agreement as amended and/or supplemented by this Agreement.
5.2	Specific amendments to Corporate Guarantee
With effect on and from the Effective Date, the Corporate Guarantee shall be, and shall be deemed by this Agreement to have been amended as follows:
(a)	by deleting the sub-paragraph (a) in clause 11.15 thereof in its entirety and replacing it with the following sub-paragraph:
"(a) the Leverage Ratio shall not exceed:

(i)	at any time during the period commencing on 1 January 2019 and ending on 31 March 2020 (inclusive), 85 per cent.; and
(ii)	from 1 April 2020 and at all times thereafter during the Security Period, 75 per cent.;";
(b)	by deleting the sub-paragraph (b) in clause 11.15 thereof in its entirety and replacing it with the following sub-paragraph:
"(b) the ratio of EBITDA to interest payments (less any earned interest) (in respect of the immediately prior twelve-month period ending on the last day of the relevant Accounting Period ) shall not be less than:
(i)	at any time during the period commencing on 31 December 2018 and ending on 31 March 2020 (inclusive), 1:1; and
(ii)	from 1 April 2020 and at all times thereafter during the Security Period, 2:1;";
(c)
the definition of, and references throughout each of the Finance Documents to, the Corporate Guarantee shall be construed as if the same referred to the Corporate Guarantee as amended and/or supplemented by this Agreement; and

(d)	by construing references throughout the Corporate Guarantee to "this Guarantee", as if the same referred to the Corporate Guarantee as amended and/or supplemented by this Agreement.
5.3	Amendments to Finance Documents
With effect on and from the Effective Date each of the Finance Documents other than the Loan Agreement and the Corporate Guarantee, shall be, and shall be deemed by this Agreement to have been, amended by construing references throughout each of the Finance Documents to "this Agreement", "this Deed" and other like expressions as if the same referred to such Finance Documents as amended and/or supplemented by this Agreement.
5.4	Finance Documents to remain in full force and effect
The Finance Documents shall remain in full force and effect as amended and/or supplemented by:
(a)	the amendments to the Finance Documents contained or referred to in Clause 5.1 (Specific amendments to the Loan Agreement) and Clause 5.2 (Specific amendments to the Corporate Guarantee); and
(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.
6	FURTHER ASSURANCE
6.1	Further assurance
(a)
Each Obligor shall promptly, and in any event within the time period specified by the Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgements, proxies and powers of attorney), as the Agent may specify (and in such form as the Agent may require in favour of the Agent or its nominee(s)) to implement the terms and provisions of this Agreement.
(b)
Each Obligor shall promptly, and in any event within the time period specified by the Security Trustee do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Trustee may specify (and in such form as the Security Trustee may require in favour of the Security Trustee or its nominee(s)):

(i)
to create, perfect, vest in favour of the Security Trustee or protect the priority of the Security Interest or any right or any kind created or intended to be created under or evidenced by the Finance Documents as amended and/or supplemented by this Agreement (which may include the execution of a mortgage, charge, assignment) for the exercise of any rights, powers and remedies of the Security Trustee, any receiver or any other Creditor Party provided by or pursuant to the Finance Documents as amended and/or supplemented by this Agreement or by law;

(ii)
to confer on the Security Trustee or confer on the Creditor Parties Security Interest over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security Interest intended to be conferred by or pursuant to the Finance Documents as amended and/or supplemented by this Agreement;

(iii)
to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the property being assigned, charged or pledged (as the case may be) under any Finance Document or to exercise any power specified in any Finance Document as amended and/or supplemented by this Agreement in respect of which the Security Interest has become enforceable; and/or

(iv)
to enable or assist the Security Trustee to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the property being assigned, charged or pledged (as the case may be) under any Finance Document.

(c)
Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security Interest conferred or intended to be conferred on the Security Trustee or any other Creditor Party by or pursuant to the Finance Documents as amended and/or supplemented by this Agreement.

6.2	Additional corporate action
At the same time as an Obligor delivers to the Agent or Security Trustee any document executed under this Clause 6 (Further Assurance), that Obligor shall deliver to the Agent or Security Trustee as applicable a certificate signed by one of that Obligor's officers which shall:
(a)	set out the text of a resolution of that Obligor's directors specifically authorising the execution of the document specified by the Agent or the Security Trustee as applicable; and

(b)
state that either the resolution was duly passed at a meeting of the directors validly convened and held, throughout which a quorum of directors entitled to vote on the resolution was present, or that the resolution has been signed by all the directors and is valid under that Obligor's articles of association or other constitutional documents.

7	FEES
The Borrowers shall pay to the Agent (for the account of each Lender) a non-refundable relaxation fee in the amounts and at the times agreed in the Fee Letter.
8	EXPENSES
Clause 20 (Fees and Expenses) of the Loan Agreement, as amended and/or supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
9	NOTICES
Clause 28 (notices) of the Loan Agreement, as amended and/or supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.
10	COUNTERPARTS
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
11	GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
12	ENFORCEMENT
12.1	Jurisdiction
(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
(c)
This Clause 12.1 (Jurisdiction) is for the benefit of the Creditor Parties only.  As a result, no Creditor Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Creditor Parties may take concurrent proceedings in any number of jurisdictions.

12.2	Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)
irrevocably appoints Messrs E. J. C. Album Solicitors, presently of Landmark House, 190 Willifield Way, London NW11 6YA, England (attention: Mr Edward Album, tel: +44 208 455 7653, fax: +44 208 457 5558 and email: ) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers (on behalf of all the Obligors) must immediately (and in any event within 5 days of such event taking place) appoint another agent on terms acceptable to the Agent.  Failing this, the Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE LENDERS

Lender	Lending Office	Commitment (US Dollars)
HAMBURG COMMERCIAL BANK AG (formerly known as HSH NORDBANK AG)	Gerhart-Hauptmann-Platz 50 20095 Hamburg Germany	44,430,400

SCHEDULE 2

CONDITIONS PRECEDENT
1	Obligors
Documents of the kind specified in Schedule 3 Part A paragraphs 2, 3 and 4 of the Loan Agreement.
2	Documents
2.1	A duly executed original of this Agreement and the Fee Letter.
3	Other documents and evidence
3.1
A copy of any other authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement and the Fee Letter or for the validity and enforceability of any Finance Document as amended and/or supplemented by this Agreement.

3.2	Evidence that the agent referred to in Clause 12.2 has accepted its appointment as agent for the service of process under this Agreement.
3.3	Evidence that any fees due and payable under the Fee Letter pursuant to Clause 7 (Fees) have been paid.
3.4	Evidence that any expenses then due from the Borrowers pursuant to Clause 8 (Expenses) have been paid.

EXECUTION PAGES

BORROWERS

SIGNED by Theodora Mitropetrou	)
duly authorised attorney-in-fact	)	/s/ Theodora Mitropetrou
for and on behalf of	)
SEA GLORIUS SHIPPING CO.	)

in the presence of:	)
Witness' signature:	)	/s/ Maria Haraka
Witness' name: Maria Haraka	)
Witness' address: 154 Vouliagmenis Avenue,	)
166 74, Glyfada, Greece	)

SIGNED by Theodora Mitropetrou	)
duly authorised attorney-in-fact	)	/s/ Theodora Mitropetrou
for and on behalf of	)
SEA GENIUS SHIPPING CO.	)

in the presence of:	)
Witness' signature:	)	/s/ Maria Haraka
Witness' name: Maria Haraka	)
Witness' address: 154 Vouliagmenis Avenue,	)
166 74, Glyfada, Greece	)

CORPORATE GUARANTOR

SIGNED by Theodora Mitropetrou	)
duly authorised attorney-in-fact	)	/s/ Theodora Mitropetrou
for and on behalf of	)
SEANERGY MARITIME HOLDINGS CORP.	)

in the presence of:	)
Witness' signature:	)	/s/ Maria Haraka
Witness' name: Maria Haraka	)
Witness' address: 154 Vouliagmenis Avenue,	)
166 74, Glyfada, Greece	)

LENDERS

SIGNED by Andreas Giakoumelos	)
duly authorised attorney-in-fact	)	/s/ Andreas Giakoumelos
for and on behalf of	)
by HAMBURG COMMERCIAL BANK AG	)
(formerly known as HSH NORDBANK AG))

in the presence of:	)
Witness' signature:	)	/s/ Ilias Vassilios Tsigos
Witness' name: Ilias Vassilios Tsigos	)
Witness' address: 348 Syngrou Avenue	)
176 74 Kallithea, Athens, Greece	)

SWAP BANK

SIGNED by Andreas Giakoumelos	)
duly authorised attorney-in-fact	)	/s/ Andreas Giakoumelos
for and on behalf of	)
by HAMBURG COMMERCIAL BANK AG	)
(formerly known as HSH NORDBANK AG))

in the presence of:	)
Witness' signature:	)	/s/ Ilias Vassilios Tsigos
Witness' name: Ilias Vassilios Tsigos	)

MANDATED LEAD ARRANGER

SIGNED by Andreas Giakoumelos	)
duly authorised attorney-in-fact	)	/s/ Andreas Giakoumelos
for and on behalf of	)
by HAMBURG COMMERCIAL BANK AG	)
(formerly known as HSH NORDBANK AG))

in the presence of:	)
Witness' signature:	)	/s/ Ilias Vassilios Tsigos
Witness' name: Ilias Vassilios Tsigos	)

AGENT

SIGNED by Andreas Giakoumelos	)
duly authorised attorney-in-fact	)	/s/ Andreas Giakoumelos
for and on behalf of	)
by HAMBURG COMMERCIAL BANK AG	)
(formerly known as HSH NORDBANK AG))

in the presence of:	)
Witness' signature:	)	/s/ Ilias Vassilios Tsigos
Witness' name: Ilias Vassilios Tsigos

SECURITY TRUSTEE

SIGNED by Andreas Giakoumelos	)
duly authorised attorney-in-fact	)	/s/ Andreas Giakoumelos
for and on behalf of	)
by HAMBURG COMMERCIAL BANK AG	)
(formerly known as HSH NORDBANK AG))

in the presence of:	)
Witness' signature:	)	/s/ Ilias Vassilios Tsigos
Witness' name: Ilias Vassilios Tsigos	)